Exhibit 99.1

SUMMARY HISTORICAL AND COMBINED PRO FORMA FINANCIAL INFORMATION

The following unaudited tables set forth certain summary historical and combined pro forma financial information as of and for the periods indicated. We derived the historical financial information for the years ended December 31, 2018 and 2017 from the audited combined financial statements and related notes thereto of Target Parent and Signor Parent included in the Target Hospitality Corp. (“TH”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 21, 2019 (the “8-K”).  We derived the historical financial information for the period of January 1, 2018 to September 6, 2018 from the unaudited interim consolidated financial statements of RL Signor Holdings, LLC (“Signor”) included in the 8-K.

The summary combined pro forma financial information presented below has been calculated based on the historical financial information included in the 8-K and the accompanying notes thereto.

The combined pro forma financial information is presented for informational purposes only, is based on currently available information and is not necessarily indicative of Target Parent’s, Signor Parent’s, or Signor’s financial position or results of operations separately, or of TH’s future results.

The historical and combined pro forma financial information set forth below should be read in conjunction with: (i) the audited combined financial statements of Target Parent and Signor Parent, as of December 31, 2018 and 2017 and for the years ended December 31, 2018 and 2017, (ii) the audited financial statements of Target Parent as of December 31, 2017 and 2016 and for the years ended December 31, 2017 and 2016, (iii) the consolidated financial statements of Signor Parent as of September 30, 2018, September 6, 2018 and December 31, 2017 and for the periods September 7, 2018 to September 30, 2018 and January 1, 2018 to September 6, 2018 and the nine months ended September 30, 2018, (iv) the financial statements of Signor as of December 31, 2017 and 2016 and for the years ended December 31, 2017 and 2016 and (v) the unaudited pro forma condensed consolidated financial information of TH at December 31, 2018 and for the year ended December 31, 2018, included in the 8-K as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, as well as the “Target Parent and Signor Parent’s Combined Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Target Parent’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Signor’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” sections included in the 8-K.

	Combined Pro Forma	Combined Pro forma	Combined Pro Forma	Combined Pro Forma	Combined Pro Forma
	Quarter Ended March 31,	Quarter Ended June 30,	Quarter Ended September 30,	Quarter Ended December 31,	Year Ended December 31,
Combined Pro Forma Statement of Comprehensive Income	2018	2018	2018	2018	2018
(in thousands, except per unit data)
Revenue:
Services income	$44,214	$53,245	$66,901	$83,747	$248,107
Specialty rental income	15,457	15,490	10,383	12,405	53,735
Total revenue	59,671	68,735	77,284	96,152	301,842
Costs:
Services	22,304	23,404	30,240	43,791	119,739
Specialty rental	2,430	2,598	2,768	2,576	10,372
Depreciation of specialty rental assets	7,835	8,336	10,251	9,210	35,632
Loss on impairment(1)	—	—	—	15,320	15,320
Gross Profit	27,102	34,397	34,025	25,255	120,779
Selling, general and administrative expense	11,225	9,308	13,957	10,210	44,700
Other depreciation and amortization	1,250	1,152	1,456	3,660	7,518
Restructuring costs(2)	6,256	1,158	415	764	8,593
Currency (gain) loss, net	—	68	4	77	149
Other income, net(3)	88	(1,053)	(422)	(6,888)	(8,275)
Operating income	8,283	23,764	18,615	17,432	68,094
Interest expense, net	4,013	5,734	5,543	9,176	24,466
Income before income tax	4,270	18,030	13,072	8,256	43,628
Income tax expense	230	671	1,678	9,176	11,755
Net income (loss)	4,040	17,359	11,394	(920)	31,873
Other comprehensive income (loss)
Foreign currency translation	—	(291)	—	(550)	(841)
Comprehensive income (loss)	$4,040	$17,068	$11,394	$(1,470)	$31,032
Other Operating Data:
Average daily rate(4)	$76.3	$79.0	$78.1	$82.3	$79.0
Average available beds(5)	10,417	10,886	11,825	11,362	11,127
Utilization(6)	78%	83%	84%	86%	83%
Other financial data:
Adjusted Gross Profit(7)	$34,937	$42,733	$44,276	$49,785	$171,731
EBITDA(8)	$17,368	$33,252	$30,322	$30,302	$111,244
Adjusted EBITDA(8)	$29,745	$36,240	$39,884	$43,754	$149,623
Depreciation and Amortization	$9,085	$9,488	$11,707	$12,870	$43,150
Capital Expenditures for specialty rental assets(9)					$97,096
Adjusted Free Cash Flows(10)					$126,568

	Combined Pro Forma	Combined Pro Forma	Combined Pro Forma	Combined Pro Forma	Combined Pro Forma
	Quarter Ended March 31,	Quarter Ended June 30,	Quarter Ended September 30,	Quarter Ended December 31,	Year Ended December 31,
Combined Pro Forma Statement of Comprehensive Income	2017	2017	2017	2017	2017
(in thousands, except per unit data)
Revenue:
Services income	$17,338	$24,037	$37,655	$35,129	$114,159
Specialty rental income	13,964	14,613	9,907	20,329	58,813
Total revenue	31,302	38,650	47,562	55,458	172,972
Costs:
Services	11,938	13,896	17,842	20,195	63,871
Specialty rental	2,095	2,798	2,648	2,554	10,095
Depreciation of specialty rental assets	7,147	6,575	6,679	7,342	27,743
Gross Profit	10,122	15,381	20,393	25,367	71,263
Selling, general and administrative expense	3,665	5,547	5,299	13,350	27,861
Other depreciation and amortization	1,056	1,452	1,571	1,602	5,681
Restructuring costs(2)	—	770	803	607	2,180
Currency (gain) loss, net	—	(50)	(56)	15	(91)
Other income, net(3)	395	(285)	(720)	100	(510)
Operating income	5,006	7,947	13,496	9,693	36,142
Interest income, net	(1,374)	(1,398)	(1,586)	(617)	(4,975)
Income before income tax	6,380	9,345	15,082	10,310	41,117
Income tax expense	(18)	5,546	4,114	15,942	25,584
Net income (loss)	6,398	3,799	10,968	(5,632)	15,533
Other comprehensive income (loss)
Foreign currency translation	—	285	262	71	618
Comprehensive income (loss)	$6,398	$4,084	$11,230	$(5,561)	$16,151
Other Operating Data:
Average daily rate(4)	$77.2	$78.7	$73.7	$74.9	$75.8
Average available beds(5)	6,171	6,834	8,058	9,352	7,614
Utilization(6)	69%	74%	79%	78%	76%
Other financial data:
Adjusted Gross Profit(7)	$17,269	$21,956	$27,072	$32,709	$99,006
EBITDA(8)	$13,209	$15,974	$21,746	$18,637	$69,566
Adjusted EBITDA(8)	$13,604	$16,409	$21,773	$28,130	$79,916
Depreciation and Amortization	$8,203	$8,027	$8,250	$8,944	$33,424
Capital Expenditures for specialty rental assets(9)					$60,645
Adjusted Free Cash Flows(10)					$63,986

(1)         Represents non-cash asset impairment charges recognized in connection with our asset impairment test. The 2018 charge is associated with asset groups primarily located in Canada (the “All Other” category of our segments) and the Bakken Basin.

(2)         Represents restructuring costs related primarily to employee termination costs. See Note 14 to Target Parent and Signor Parent’s audited combined financial statements.

(3)         Represents recharged costs from Target Parent to affiliate groups and gains associated with the receipt of casualty insurance proceeds.

(4)         Average daily rate is calculated based on specialty rental income and services income received over the period indicated, excluding TCPL construction revenue included in services income divided by utilized bed nights.

(5)         Average available beds is calculated as the sum of the number of available beds over the period indicated divided by the number of days in the period.

(6)         Utilization is calculated based on utilized beds divided by average available beds.

(7)   We define Adjusted Gross Profit as Gross Profit plus Depreciation of specialty rental assets and Loss on impairment.

The following tables provides an unaudited reconciliation of Gross Profit to Adjusted Gross Profit on a historical and combined pro forma basis:

	Combined Pro Forma	Combined Pro Forma	Combined Pro Forma	Combined Pro Forma	Combined Pro Forma
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
(in thousands)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018

Gross Profit	$27,102	$34,397	$34,025	$25,255	$120,779
Depreciation of specialty rental assets	7,835	8,336	10,251	9,210	35,632
Loss on impairment	—	—	—	15,320	15,320
Adjusted Gross Profit	$34,937	$42,733	$44,276	$49,785	$171,731

	Combined Pro Forma	Combined Pro Forma	Combined Pro Forma	Combined Pro Forma	Combined Pro Forma
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
(in thousands)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017

Gross Profit	$10,122	$15,381	$20,393	$25,367	$71,263
Depreciation of specialty rental assets	7,147	6,575	6,679	7,342	27,743
Adjusted Gross Profit	$17,269	$21,956	$27,072	$32,709	$99,006

(8)         The following tables present the non-GAAP financial measures of EBITDA and Adjusted EBITDA, which we use in evaluating the performance of our business. For a definition of EBITDA and Adjusted EBITDA and a reconciliation to our most directly comparable financial measures calculated and presented in accordance with GAAP, please read “Non-GAAP Financial Measures” below.

Non-GAAP Financial Measures

EBITDA represents net income plus interest expense (income), income tax expense and depreciation and amortization (including depreciation of specialty rental assets).

Adjusted EBITDA reflects the following further adjustments to EBITDA to exclude certain non-cash items and the effect of what management considers transactions or events not related to its core business operations:

a.              Loss on impairment: Target Parent wrote down several non-strategic underperforming assets located primarily in Canada and the Bakken Basin. We view impairment charges as accelerated depreciation, and depreciation is excluded from EBITDA.

b.              Currency (gain) loss, net:  Target Parent incurred currency gains and losses on assets and liabilities denominated in foreign currencies other than the functional currency. Substantially all such currency (gains) losses are unrealized and non-cash.

c.               Restructuring costs:  Target Parent incurred nonroutine costs associated with restructuring plans designed to streamline operations and reduce costs.

d.              Transaction expenses: Target Parent incurred nonroutine transaction costs associated with the Senior Notes offering.

e.               Acquisition-related expenses: Signor Parent and Signor incurred nonroutine transaction costs associated with the acquisition of Signor.

f.                Non-routine bad debt expense: Historical bad debt expense was adjusted related to the historical Signor accounts receivable prior to the acquisition on September 7, 2018.

g.               Other expense (income), net: Target Parent recognized a gain on insurance proceeds received from a flood at one property located in North Dakota, gains related to the sale of assets in 2017, and income associated with recharged costs from Target Parent to affiliate groups.

h.              Holdings selling, general and administrative costs: Target Parent incurred nonrecurring costs in the form of legal and professional fees as well as transaction bonus amounts, primarily associated with a restructuring transaction in 2017.

EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider such measures either in isolation or as a substitute for net income, cash flow from operations or other methods of analyzing our results as reported under GAAP. Some of these limitations are:

• EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;

• EBITDA and Adjusted EBITDA do not reflect our interest expense, or the cash requirements necessary to service interest or principal payments, on our indebtedness;

• EBITDA and Adjusted EBITDA do not reflect our tax expense or the cash requirements to pay our taxes;

• EBITDA and Adjusted EBITDA do not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;

• EBITDA and Adjusted EBITDA do not reflect the impact on earnings or changes resulting from matters that we consider not to be indicative of our future operations;

• Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements; and

• EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as discretionary cash available to us to reinvest in the growth of our business or as measures of cash that will be available to us to meet our obligations.

The following table provides an unaudited reconciliation of Net Income to EBITDA and Adjusted EBITDA on a historical and a combined pro forma basis:

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
(in thousands)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018

Net income (loss)	$4,040	$17,359	$11,394	$(920)	$31,873
Interest expense, net	4,013	5,734	5,543	9,176	24,466
Income tax expense	230	671	1,678	9,176	11,755
Other depreciation and amortization	1,250	1,152	1,456	3,660	7,518
Depreciation of specialty rental assets	7,835	8,336	10,251	9,210	35,632
EBITDA	$17,368	$33,252	$30,322	$30,302	$111,244

Adjustments:
Loss on impairment	—	—	—	15,320	15,320
Currency (gains) losses, net	—	68	4	77	149
Restructuring costs	6,256	1,158	415	764	8,593
Transaction expenses	484	848	1,134	5,934	8,400
Acquisition-related expenses	—	—	5,622	—	5,622
Non-routine bad-debt expense	—	—	1,192	—	1,192
Other expense (income), net	88	(1,053)	(422)	(6,888)	(8,275)
Holdings selling, general, and adm. costs	5,549	1,967	1,617	(1,755)	7,378
Adjusted EBITDA	$29,745	$36,240	$39,884	$43,754	$149,623

	Combined Pro Forma	Combined Pro Forma	Combined Pro Forma	Combined Pro Forma	Combined Pro Forma
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
(in thousands)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017

Net income (loss)	$6,398	$3,799	$10,968	$(5,632)	$15,533
Interest income, net	(1,374)	(1,398)	(1,586)	(617)	(4,975)
Income tax expense	(18)	5,546	4,114	15,942	25,584
Other depreciation and amortization	1,056	1,452	1,571	1,602	5,681
Depreciation of specialty rental assets	7,147	6,575	6,679	7,342	27,743
EBITDA	$13,209	$15,974	$21,746	$18,637	$69,566

Adjustments:
Currency (gains) losses, net	—	(50)	(56)	15	(91)
Restructuring costs	—	770	803	607	2,180
Other expense (income), net	395	(285)	(720)	100	(510)
Holdings selling, general, and adm. costs	—	—	—	8,771	8,771
Adjusted EBITDA	$13,604	$16,409	$21,773	$28,130	$79,916

(9)  Capital expenditures for specialty rental assets represents capitalized additions to specialty rental assets during the periods presented on a historical and combined pro forma basis.

(10)  We define Adjusted Free Cash Flows as Adjusted EBITDA plus increases in deferred revenue and customer deposits, less decreases in deferred revenue and customer deposits, less maintenance capital expenditures for specialty rental assets.

Adjusted Free Cash Flows is a Non-GAAP financial measurement and is not intended to replace net cash provided by operating activities, the most directly comparable financial measure in accordance with GAAP. We present Adjusted Free Cash Flows because we believe it provides useful information regarding our liquidity and ability to meet our short-term obligations. Adjusted Free Cash Flow indicates the amount of cash available after maintenance capital expenditures for, among other things, investments in our existing business.

The following table provides an unaudited reconciliation of Adjusted EBITDA to Net cash flows from operating activities to Adjusted Free Cash Flows on a historical and combined pro forma basis:

	Combined Pro Forma
	Years Ended December 31,
(in thousands)	2018	2017

Adjusted EBITDA	$149,623	$79,916
Interest payments	(23,347)	(1,068)
Income taxes paid, net of refunds received	—	(620)
Transaction expenses	(8,400)	—
Acquistion-related expenses	(5,622)	—
Restructuring costs	(8,593)	(2,180)
Other (expense) income, net	8,275	510
Gain on involuntary conversion	(1,678)	—
Holdings selling, general and administrative costs	(7,378)	(8,771)
Working capital and other	(43,394)	(13,639)
Net cash provided by operating activities	$59,486	$54,148

Interest payments	23,347	1,068
Income taxes paid, net of refunds received	—	620
Transaction expenses	8,400	—
Acquistion-related expenses	5,622	—
Restructuring costs	8,593	2,180
Other expense (income), net	(8,275)	(510)
Gain on involuntary conversion	1,678	—
Holdings selling, general and administrative costs	7,378	8,771
Working capital and other	43,394	13,639
Deferred revenue and customer deposits	(20,344)	(15,107)
Maintenance capital expenditures for specialty rental assets	(2,711)	(823)
Adjusted Free Cash Flows	$126,568	$63,986